THIRD AMENDMENT TO CREDIT AGREEMENT


THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this Amendment) is entered into as of July 15, 1998, among LANCER PARTNERSHIP, LTD., a Texas limited partnership (Operating Subsidiary), and LANCER DE MEXICO, S.A. de C.V., formerly known as NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a corporation organized under the laws of Mexico (Mexico Subsidiary) (Operating Subsidiary and Mexico Subsidiary are hereinafter referred to individually as a Borrower and collectively as Borrowers); LANCER CORPORATION, a Texas corporation (Parent Company); LAN-LEASING, INC., a Delaware corporation, (Lan-Leasing), LANCER CAPITAL CORPORATION, a Delaware corporation (Lancer Capital) and LANCER INTERNATIONAL SALES, INC., a Texas corporation (Lancer International) (Lan-Leasing, Lancer Capital, Lancer International and Operating Subsidiary, individually, a Guarantor and collectively, the Guarantors); and THE FROST NATIONAL BANK, a national banking association, individually and as agent for the Banks acting in the manner and to the extent provided in Article 8 (in such capacity, the Agent), NATIONSBANK, N.A., a national banking association, successor to THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, individually, and each of the lenders which becomes a party hereto as provided in Section 10.7 (individually, a Bank and collectively, the Banks).

                                    Recitals

I. Borrowers, the Parent Company, the Agent and the other Banks have heretofore entered into the Credit Agreement dated as of July 15, 1996 (as amended, modified, restated and supplemented from time to time, the Credit Agreement).

     II. Borrower has requested that the Banks agree to increase their aggregate Revolving Commitments from $30,000,000 to $35,000,000 until July 15, 2001, and to modify certain of the covenants contained in Section 6.1(g) of the Credit Agreement.

     III. The Banks are willing to agree to such requested change on the terms and conditions set forth in this Amendment.

                                   Agreements

     In consideration of the foregoing premises, the mutual agreements contained herein and other good and valuable consideration and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the respective meanings set forth in the Credit Agreement.

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     B. Amendments. The Credit Agreement is hereby amended as follows:

          1. Extension of Increase in Revolving Commitments. To reflect the increase in the aggregate Revolving Commitments of all Banks from $30,000,000 to $35,000,000 until July 15, 2001, Annex A attached to the Credit Agreement is hereby amended and replaced with Annex A attached to this Amendment. All references in the Credit Agreement and other Loan Documents to the Revolving Commitments of the Banks shall thereafter refer to such revised amounts.

          2. Renewal Revolving Notes. To evidence Revolving Loans made to Operating Subsidiary by each Bank up to the amount of such Bank's Revolving Commitment, as revised hereby, Operating Subsidiary shall execute and deliver to each Bank a Renewal Revolving Note in the form attached hereto as Exhibit A, payable to the order of such Bank and in a stated principal amount equal to such Bank's Revolving Commitment, as revised hereby. On the date hereof, Borrower shall execute and deliver to each Bank such a Renewal Revolving Note as a renewal, modification and increase of the existing Renewal Revolving Note issued to such Bank pursuant to the Credit Agreement. All references in the Credit Agreement and the other Loan Documents to the Revolving Notes of the Banks shall hereafter refer to the Renewal Revolving Notes executed and delivered pursuant to this Amendment, as further amended, modified, restated, supplemented, renewed, extended, increased, refinanced and/or replaced from time to time.

          3. Section 6.1(g) is hereby amended to read in its entirety as follows:

          (g) the ratio of (i) Total Funded Debt as of the end of any Fiscal Quarter to (ii) Consolidated EBITDA for the four-quarter period ending as of the end of such Fiscal Quarter, to be more than set out below opposite the period in which such Fiscal Quarter ends; provided, however, for each Fiscal Quarter in which an Acquisition is consummated, and each Fiscal Quarter ending prior thereto, the financial information necessary to determine Consolidated EBITDA shall be adjusted to reflect, on a pro forma basis, such Acquisition as if it had occurred as of the beginning of the first of such Fiscal Quarters included in the relevant four-quarter measurement period:

                     Fiscal Quarters Ended On or About Ratio

       Closing Date through 9/30/97                         3.00 to  1.00
       10/1/97 through 6/30/98                              3.25 to  1.00
       7/1/98 through 6/30/99                               3.00 to  1.00
       7/1/99 through 6/30/00                               2.75 to  1.00
       7/1/00 through 7/15/01                               2.50 to  1.00

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          4.  Exhibit  M  --  Compliance   Certificate   is  hereby  amended  to
     incorporate  the  following  change to the  Maximum  Ratio for  purposes of
     Section 6.1(g) of the Credit Agreement (Total Funded Debt to Consolidated EBITDA) as set forth therein:

                     Fiscal Quarters Ended On or About Ratio

       Closing Date through 9/30/97                         3.00 to  1.00
       10/1/97 through 6/30/98                              3.25 to  1.00
       7/1/98 through 6/30/99                               3.00 to  1.00
       7/1/99 through 6/30/00                               2.75 to  1.00
       7/1/00 through 7/15/01                               2.50 to  1.00

          C. In order to induce the Agent and the Banks to enter into this Amendment, each Borrower hereby represents and warrants to the Agent and the Banks that, as of the date of this Amendment, (a) the representations and warranties set forth in the Credit Agreement and each other Loan Document are true and correct as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Default or Event of Default has occurred and is continuing, and (c) no event has occurred since the date of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement that has caused a Material Adverse Effect.

          D. Each Borrower hereby acknowledges and agrees that no facts events status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against any of the Banks, or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

          E. Parent Company covenants and agrees that, as to the Parent Guaranty executed and delivered by Parent Company in favor of the Banks as part of the Loan Documents, (a) the Parent Guaranty is an unconditional guarantee of payment and performance and not of collection, (b) the Parent Guaranty represents the primary, absolute and unconditional obligation of Parent Company and (c) the Parent Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans and the indefeasible payment in full of the Obligations (as defined in the Parent Guaranty).

          F. Each of the undersigned Guarantors covenants and agrees that, as to the Affiliate Guaranty executed and delivered by such Guarantor in favor of the Banks as part of the Loan Documents, (a) such Affiliate Guaranty is an unconditional guarantee of payment and performance and not of collection,
     (b) such Affiliate Guaranty represents the primary, absolute and unconditional obligation of such Guarantor, and (c) such Affiliate Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans and the indefeasible payment in full of the Obligations (as defined in each such Affiliate Guaranty).

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          G. As to the Stock Pledge  Agreement  executed and delivered by Parent
     Company in favor of the Banks as a part of the Loan Documents, Parent Company hereby ratifies and confirms the liens and security interests of the Banks in and to all collateral covered by the Stock Pledge Agreement as security for the prompt and full payment and performance of the obligations secured by the Stock Pledge Agreement. In furtherance of the foregoing, all liens and security interests of the Stock Pledge Agreement (which are hereby acknowledged to be valid and subsisting) are hereby carried forward, continued, extended, modified and renewed to secure the prompt and full payment and performance of the obligations secured by the Stock Pledge Agreement.

          H. Each Loan Document is hereby amended and modified to the extent necessary to give full force and effect to the terms of this Amendment, and each such Loan Document shall hereafter be construed and interpreted after giving full force and effect to the terms of this Amendment. As amended, modified and supplemented pursuant to this Amendment, each Borrower, Parent Company and each Guarantor hereby ratify, confirm and restate each Loan Document and agrees that each such Loan Document to which it is a party shall continue in full force and effect. Each of the Loan Documents now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, or as further evidence of or in connection with the Credit Agreement, as amended hereby, are hereby amended to the extent necessary so that any reference in any such documents, instruments or agreements to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby.

          I. In the event that any one or more of the provisions contained in this Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Amendment shall not be impaired in any way.

          J. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

          K This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

          L. This Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that neither of the Borrowers nor any of their respective successors or assigns may, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

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          M. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

          N. This Amendment constitutes a Loan Document.

          O. Upon execution of this Amendment by the Banks, each Borrower, Parent Company and each of the Guarantors shall deliver to the Agent, in form and substance satisfactory to the Agent, the certificates and documents described on Annex B.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

                                    OPERATING SUBSIDIARY:

                                    LANCER PARTNERSHIP, LTD., a Texas
                                    limited partnership

                                    By:  Lancer Capital Corporation, a Delaware
                                    corporation, general partner

                                    By:/s/ Scott Adams
                                    Name:  Scott Adams
                                    Title: Secretary

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                                    MEXICO SUBSIDIARY:

                                    LANCER  DE  MEXICO,  S.A.  de  C.V.,
                                    formerly  known  as NUEVA
                                    DISTRIBUIDORA LANCERMEX, S.A. de C.V.

                                    By:/s/ Scott Adams
                                    Name:  Scott Adams
                                    Title: Secretary


                                    PARENT COMPANY:

                                    LANCER CORPORATION

                                    By:/s/ Scott Adams
                                    Name:  Scott Adams
                                    Title: Secretary

                                    GUARANTORS:

                                    LAN-LEASING, INC.

                                    By:/s/ Scott Adams
                                    Name:  Scott Adams
                                    Title: Secretary

                                    LANCER CAPITAL CORPORATION

                                    By:/s/ Scott Adams
                                    Name:  Scott Adams
                                    Title: Secretary

                                    LANCER INTERNATIONAL SALES, INC.

                                    By:/s/ Scott Adams
                                    Name:  Scott Adams
                                    Title: Secretary

                                    LANCER PARTNERSHIP, LTD., a Texas
                                    limited partnership

                                    By:  Lancer Capital Corporation, a Delaware
                                    corporation, general partner

                                    By:/s/ Scott Adams
                                    Name:  Scott Adams
                                    Title: Secretary

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                                    AGENT/BANKS:

                                    THE FROST NATIONAL BANK,
                                    Individually and as the Agent

                                    By:/s/ Steven A. Linton
                                    Name:  Steven A. Linton
                                    Title: Asst. Vice President


                                    NATIONSBANK, N.A., successor to THE
                                    BOATMEN'S NATIONAL BANK OF ST.  LOUIS

                                    By:/s/ Suzanne Peterson
                                    Name:  Suzanne Peterson
                                    Title: Vice President


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